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                                                                   EXHIBIT 10.2

                           EQUIPMENT LEASE AGREEMENT
                           -------------------------

                         TERMS AND CONDITIONS OF LEASE

     1. Lease Equipment. BREWERY LEASING COMPANY ("Lessor") leases to RIVERSIDE BREWING COMPANY ("Lessee") and Lessee hereby leases from Lessor all equipment, and leasehold improvements, if any (collectively, the "Equipment"), listed in Exhibit "A" attached hereto and incorporated herein.

     2. Effective Date; Rental Terms. This Lease shall become effective on December 20, 1993. The rental term of this Lease shall commence on December 20, 1993 ("Commencement Date") and terminate on December 19, 2000. All provisions of this Lease shall apply during any extended rental term except as may be otherwise specifically provided in this Lease, or in any subsequent written agreement of the parties modifying this Lease.

     3. Rent. Lessee agrees to pay Lessor aggregate rentals equal to $508,935, the sum of all rental payments. Rental payments shall be payable in equal monthly installments of (i) $2,353 beginning on January 1, 1994 and on the same day of each month thereafter through March 1, 1994 and (ii) $6,196 beginning on April 1, 1994 and on the same day of each month thereafter through December 1, 2000 at the office of Lessor set forth herein or to such other place as Lessor may from time to time designate in writing.

     4. Security Deposit. Lessor shall retain $-0- as security for the performance by Lessee of its obligations hereunder. Any Security Deposit so taken shall be non-interest bearing. Lessor may, but shall not be obligated to, apply any Security Deposit to cure any default of Lessee hereunder in which event Lessee shall promptly restore any amount so applied. If Lessee is not in default in any of Lessee's obligations hereunder, any Security Deposit will be returned to Lessee at the termination of this Lease.

     5. Selection of Equipment; Disclaimer of Warranty. Lessee has selected both the Equipment and the supplier. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO EXPERTISE OR SPECIAL FAMILIARITY ABOUT OR WITH RESPECT TO THE EQUIPMENT. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. If the Equipment is not properly installed, does not operate as represented or warranted by the supplier and/or manufacturer, or is unsatisfactory for any reason, Lessee shall

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make any claim on account thereof solely against the supplier and or manufacturer and shall, nevertheless, pay Lessor all rental payable under this Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, set-off or otherwise. So long as Lessee is not in breach or default of this Lease, Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim at Lessee's expense, all rights which Lessor may have against the supplier and the manufacturer for breach of warranty or other representation respecting any item of Equipment. All proceeds of any warranty recovery by Lessee from the supplier and/or manufacturer of any item of Equipment shall first be used to repair or replace the affected item of Equipment.

        LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE. NO SALESMAN, EMPLOYEE REPRESENTATIVE OR AGENT OF SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT, OR ANY OTHER MATTER, BY THE SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S OBLIGATION TO PAY RENT AND OTHERWISE PREFORM AS SET FORTH IN THIS LEASE.

        6. Delivery; Acceptance. Lessee has accepted the Equipment. Lessee agrees to hold Lessor harmless from specific performance of this Lease and from damages if the Equipment is unsatisfactory for any reason whatsoever.

        7. Location; Inspection; Use Possession. The Equipment has been delivered to Lessee and installed by Lessee, at Lessee's own expense, and shall be kept at Lessee's premises located at 3397 7th Street, Riverside, California 92501. Lessee shall not remove the Equipment from the aforementioned location without Lessor's prior written consent. Lessor hereby warrants and represents that the Equipment will be used for business purposes and not for personal, family or household purposes, and Lessee acknowledges that Lessor has relied upon this representation in entering into this Lease. Lessee shall use the Equipment in a careful and proper manner and shall comply with all laws, regulations and ordinances relating to its possession, use or maintenance. Lessee shall affix and maintain labels, if supplied by Lessor, upon a visible place on each item of Equipment. Lessor shall have the right from time to time, during reasonable business hours, to enter upon the Lessee's premises for the purpose of inspecting the Equipment. So long as Lessee is not in default with regard to the payment of any obligation owing to Lessor as defined herein, or with regard to any warranty or representation by Lessee to Lessor or with regard to any term or condition of this Lease, then Lessee may remain in possession of the Equipment and have the use thereof.


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        8.      Alterations; Maintenance. Lessee shall, at Lessee's own
expense, maintain the Equipment in good operating condition, repair and appearance, furnish all parts and labor required to keep the Equipment in such condition, protect same from deterioration other than normal wear and tear, and only use the Equipment in the regular course of Lessee's business and within normal capacity. For the purpose of assuring Lessor that the Equipment will be properly serviced, Lessee shall cause the Equipment to be maintained by the supplier pursuant to the supplier's standard preventative maintenance contract, if any. Lessee shall not make any modifications, alterations or additions to the Equipment without prior written consent of Lessor, and the, all such modifications, alterations and additions shall belong to Lessor and shall be returned to Lessor with the Equipment upon the expiration or earlier termination of this Lease.

        9. Insurance. Lessee shall obtain, maintain and keep the Equipment insured against all risks of loss or damage from every cause whatsoever in an amount not less than the greater or actual cash value of the aggregate amount of all unpaid rentals at any time for the then entire unexpired portion of the term of this Lease without deductible and without co-insurance. Lessee shall also obtain and maintain for the term of this Lease, comprehensive public liability insurance, with a severability of interest endorsement or its equivalent, covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use, operation or return of the Equipment in an amount satisfactory to Lessor. Lessor, its successors or assigns, shall be the sole named payee with respect to insurance for damage to or loss of the Equipment and shall be named additional insured on the public liability insurance. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the original policy or policies of insurance, certificates of insurance, or other evidence satisfactory to Lessor evidencing the insurance required thereby, along with proof, satisfactory to Lessor, of the payment of the premium therefor; provided, however, that Lessor shall be under no duty to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. All insurance shall provide for at least thirty (30) days advance written notice to Lessor before any cancellation or material modification thereof. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee in the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof with the next rental payment.


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        10.  Risk of Loss.  Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the Equipment or any part thereof for any cause whatsoever. No such loss, damage, theft, destruction or disrepair of the Equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this Lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the Equipment, returning same to its previous condition, unless unrepairable, or
(b) replace same with like Equipment of equivalent value, in good condition and acceptable to Lessor, which shall become the property of the Lessor; or (c) immediately pay Lessor all rent due and to become due under this Lease or such amount as may be allocated by Lessor, in its sole discretion, to specific items of Equipment. All proceeds of insurance, received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the Equipment or the payment of the obligations of Lessee hereunder.

        11. Taxes. Lessee shall comply with all laws and regulations relating to, and shall promptly pay when due, all license fees, registration fees, sales taxes, use and property taxes, assessments, charges and other taxes, municipal, state and federal, which may now or hereafter be imposed upon the ownership, possession, leasing, renting, operation, control, use, maintenance, delivery and/or redelivery of the Equipment and shall prepare and/or file, upon request by Lessor, any schedules required by taxing authorities; provided, however, that notwithstanding the foregoing Lessor shall be responsible for California state sales or use taxes relating to the lease of the Equipment. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next installment of rent.

        12. Redelivery. Upon the termination of this Lease, Lessee shall, at Lessee's own expense and risk promptly return the Equipment by delivering it, packed and ready for shipment to such place or carrier as Lessor may specify in the same condition as received, reasonable wear and tear excepted. In the event Lessee does not return the Equipment as provided herein, Lessee shall pay to Lessor the rent specified herein on a prorated basis for each day Lessee fails to return the Equipment. The acceptance of said rent by Lessor shall not waive Lessor's rights to have the Equipment promptly returned to Lessor pursuant to the provisions hereof, nor shall the acceptance of said rent be deemed to be an extension of the term of this Lease.

        13. Indemnity. Lessee shall, and does hereby, indemnify and save
Lessor, its agents, employees, successors and assigns, harmless from any and all liability, obligations, losses, damages, penalties, claims, suits, depreciation. Invested Tax Credit (if passed through to Lessee), strict liability in tort, costs and expenses, including attorneys' fees, arising out of the ownership, selection, location, installation, possession, leasing, renting,

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operation, control, use, maintenance, repair, delivery and/or redelivery of the
Equipment. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

        14. Default. Any of the following events or conditions shall constitute an event of default hereunder: (a) if Lessee shall default in the payment when due of any indebtedness of Lessee to Lessor arising independently of this Lease; (b) if Lessee fails to make payment when due of any rentals, or other monies or charges hereunder on the due date; (c) if Lessee fails to perform any or all obligations, covenants, agreements, terms or conditions contained or referred to in this Lease, or in any Security Instrument executed with reference to this Lease, or in any written instrument modifying any or all of Lessee's obligations to Lessor; (d) if Lessee fails to pay any rental or mortgage payment due under, or if Lessee breaches any of the terms, covenants or conditions contained in, any lease, deed of trust, or Security Instrument executed by Lessee pertaining to the premises upon which the Equipment or any other collateral which secures this Lease is located, or to any other property, or interest therein, which secures this Lease, including, but not limited to, the lease relating to Lessee's business premises; (e) if Lessee sells, assigns, transfers, encumbers, or hypothecates any Equipment hereunder or any other collateral which is security hereto, or any use thereof (except such use as is expressly authorized by this Lease or the Security Instruments), or if there is loss, theft, substantial damage, destruction, or other damage to any of the Equipment or any other collateral; (f) if any person, firm or entity files suit for the purpose of or the making of any levy, seizure or attachment of or upon the Equipment or any other collateral; (g) if Lessee cease doing business as a going concern; (h) if Lessee forfeits the right to do business; (i) if Lessee merges or consolidates with another person, firm or entity (unless Lessor issues its prior written consent thereto); (j) if Lessee becomes insolvent or makes an assignment for the benefit of creditors; (k) if a petition is filed by or against Lessee under the Bankruptcy Code; (l) if a receiver, trustee, conservator or liquidator is appointed either with or without the application and consent of Lessee; (m) if any statement, representation or warranty heretofore or hereafter furnished by Lessee shall be untrue or unperformed in any material respect; (n) if Lessee breaches any of the terms of any loan or credit agreements, or defaults thereunder or if the condition of Lessee's affairs shall so change as to, in Lessor's good faith opinion, increase the credit risk involved as to Lessor; or (o) if any guarantor or surety dies or any event described above occurs with respect to any guarantor or surety.

        15. Remedies. Upon the happening of any one or more events or conditions of default, lessor shall have each and all of the following rights, which Lessee and Lessor specifically understand and agree are cumulative and are an addition to any and remedies

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available to Lessor by reason of any other collateral, provision of law, or agreement between Lessee and lessor, whether specifically enumerated herein or not: (a) to declare each and every obligation of lessee to lessor to be immediately due and payable (with lessor retaining title to the Equipment) and to recover the balance of rents and charges reserved under the lease (plus any purchase option which Lessee has agreed to pay Lessor may specifically enforce this provision which is a material inducement to Lessor entering into this Lease) and Lessee shall immediately pay said amount discounted to its present value at a rate or 6% per annum; (b) Lessor may take immediate possession of all or any part of the Equipment and any additional collateral and for such purposes may enter upon any premises upon which any of the Equipment or other collateral may be situated and remove it. In this regard, upon demand by Lessor, Lessee will assemble the Equipment and collateral and make them, or any part thereof requested by Lessor, available to Lessor at a place and time designated by Lessor which is reasonably convenient to both parties; (c) upon the taking of any or all of the Equipment and additional collateral, Lessor is authorized by Lessee to enter upon any premises where any of the Equipment or collateral may be located and to secure the same by removing and changing locks if required;
(d) Lessor may enter upon Lessee's business premises, prepare said premises for sale, advertise said premises for sale, and sell said premises either for cash or upon such terms and conditions as Lessor, in its sole discretion, shall determine; (e) Lessor may install another operator at Lessee's business premises to operate the business, either temporarily pending sale, or for so long as is necessary for lessor to recover payment in full of each and every obligation owing to Lessor by Lessee including repayment of all collection costs, repair costs, maintenance costs, insurance premiums, premises rents, attorneys' fees or other expenses of any kind or nature whatsoever incurred by Lessor in relation to Lessee's default; (f) upon taking or obtaining possession of the Equipment, Lessor may propose to retain all or a part of the Equipment in satisfaction of the obligations owing by Lessee's by giving notice thereof in accordance with
Section 9505 of the California Commercial Code, or sell the collateral, or any part thereof, in such order or amounts as Lessor may deem necessary at public or private sale, or any other intended disposition to be made by giving notice thereof to Lessee pursuant to the provisions of Section 9504 of the California Commercial Code, or without taking possession to sell, lease or otherwise dispose of the Equipment at public or private sale in accordance with the provisions of the California Commercial Code. Lessee waives the provisions of California Code of Civil Procedure 726 with regard to any sale by Lessor of the Equipment, any additional collateral or any part thereof, or with regard to the order in which Lessor may proceed against the Equipment, the collateral, or any part thereof; (g) Lessor shall have all rights afforded by California Commercial Code Section 9501, as amended by Chapter 974 of the California Statutes of 1985, including, but not limited to: (1) separate proceedings in any sequence against any real property collateral and against the Equipment or other collateral that is

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personal property or fixtures, or (2) an action for the judicial or nonjudicial foreclosure of some or all of the real property collateral that would include some or all of the Equipment, personal property collateral or fixtures, all as referred to in California Commercial Code Section 9501(4)(i)-(ii); (h) proceeds of any sale hereunder shall be applied by Lessor in the manner provided by the California Commercial Code, and Lessor shall also be entitled to all collection costs, costs of repair, maintenance or rehabilitation of the Equipment or any collateral, reasonable attorneys' fees and legal expenses expended or incurred after the curing or attempt to cure of any default, whether with regard to the taking and selling of the Equipment and additional collateral, or as permitted in any action upon the obligations due for any deficiency after any sale; (i) Lessor shall have, in any jurisdiction where enforcement is sought, all of the rights and remedies of a secured party, whether under the California Commercial Code, or any other applicable provision of California Commercial Code, or any other applicable provision of California law. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof.

        16. Assignment. Without Lessor's prior written consent, Lessee shall not: (a) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease, the Equipment or any interest therein; or (b) sublet or lend the Equipment or permit it to be used by anyone other than Lessee's employees. Any such assignment, subletting, or attempt thereof shall be void if Lessee is a corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provision of this
Section 16. Lessor may assign this Lease or grant a security interest in the Equipment in whole or in part without notice to Lessee, and Lessor's assignee or secured party may then assign this lease or the Security Agreement without notice to Lessee. Each such assignee and/or secured party shall have all the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize such assignments and/or security agreements and shall not assert against the assignees and/or the secured parties any defense, counterclaim or set-off that Lessee may have against Lessor.

        17. Ownership; Personal Property. The Equipment is, and shall at all times be and remain the sole and exclusive property of Lessor, and Lessee, notwithstanding any trade-in or down payment made by Lessee on its behalf with respect to the Equipment, shall have no right, title or interest thereon, except as to the use thereof subject to the terms and conditions of this lease. The Equipment is, and at all times shall remain, personal property notwithstanding that the Equipment or any item thereof may not be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is


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permanent. If requested by Lessor prior to or at any time during the term hereof with respect to an item of Equipment, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item is installed or located. So long as Lessee shall not be in default and fully performs all of its obligations hereunder, Lessor will not interfere with the quiet enjoyment of the Equipment by Lessee.

        18. Late Charges. If Lessee fails to pay any rental payment or any other sum to be paid by Lessee to Lessor hereunder within ten (10) days after said payment is due, Lessee shall pay to Lessor a penalty of five percent (5%) of the payment then due, which amount is due immediately upon being incurred, as part compensation for Lessor's internal operating expenses incurred by Lessor in the collection of said late payments including, but not limited to, payments to others relevant to the collection thereof.

        19. Net Lease Offset. This Lease is a net Lease, and Lessee shall not be entitled to any abatement of rent or other payments due hereunder, or any reduction thereof whatsoever. Lessee hereby waives any and all existing and future claims, as offsets against any rent or other payments due hereunder and agrees to pay the rent and other amounts due as and when due, regardless of any offset or claim which may be asserted by Lessee or on its behalf. This Lease shall not terminate, or the respective obligations of Lessor or Lessee be otherwise affected, or Lessor have any liability whatsoever to Lessee, by reason of any defect in or damage to or loss or destruction of any or all items of Equipment from whatever cause, including, without limitation, any prohibition, commercial frustration or impracticability of Lessee's use of the Equipment or any item thereof, or the interference with such use by any government, person or corporation. Lessee specifically acknowledges the foregoing as its responsibility under the terms and conditions of this Lease.

        20. Miscellaneous. All obligations of the Lessee, if more than one, shall be joint and several. Lessee shall provide Lessor with a copy of Lessee's annual financial statement, including balance sheet and profit and loss statement within ninety (90) days after the close of Lessee's business year, in addition to any other financial data or information relative to this Lease and the Equipment as Lessor may from time to time reasonably request. This lease shall be binding upon the parties, their successors, legal representatives and assigns and is a valid and subsisting legal instrument, and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this agreement. This instrument constitutes the entire contract between the parties hereto, and no representation, oral or written, shall constitute an amendment hereto unless signed in writing by an officer of Lessor. Time is of the essence in this

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Lease and each and all of its provisions. This Lease shall be interpreted, construed and enforced pursuant to the laws of the State of California.

        21. Eligibility of Rent As Tax Deductions. Lessor assumes no liability and makes to representation as to the treatment of the rental payments stated in the Schedule above by any federal, state or local taxation Agency, nor does Leasor assume any liabiity or guarantee the availability of investment tax credits or any other tax consequences relating to this Lease.

        22. Notices. Any written notice or demand under this Lease may be given to a party by mailing it to the party at its address set forth herein, or at such address as the party may provide in writing from time to time. Notice or demand so mailed shall be effective when deposited in the United States Mail duly addressed and with postage prepaid.

        23. Expenses of Enforcement. Lessee shall pay to Lessor all costs and expenses, including reasonable attorneys' fees and costs of collection agencies, incurred by Lessor in exercising any of its rights or remedies hereunder or in enforcing any of the terms or provisions hereof whether or not suit is brought.

        THIS LEASE IS NONCANCELABLE FOR THE TERM INDICATED ABOVE except as expressly provided herein. lessee hereby agrees that Lessee's obligation to pay rent and any other amounts owing hereunder shall be absolute and unconditional. The undersigned Lessee attests that it has read this Lease Agreement, its Exhibits and any Security Instruments executed with reference to this Lease Agreement, which Security Instruments are deemed to be a part of this Lease, and is fully aware of all the terms and conditions contained therein. Leessee acknowledges that it has heretofore purchased the Equipment from supplier(s), sold the Equipment to Lessor and desires to lease said Equipment from Lessor upon the terms and conditions of this Lease.

        LESSOR                                  LESSEE

BREWERY LEASING COMPANY              RIVERSIDE BREWING COMPANY

By: /s/ Michael R. Hagerman         By: /s/ (illegible)
    -----------------------             ------------------------
    Michael R. Hagerman             Title: Pres
                                           ---------------------

Address:                            Address:

2300 Gardner Pl.                    2025 Chicago Ave  STE A4
---------------------------         ----------------------------
Glendale CA 91205                   Riverside CA 92557
---------------------------         ----------------------------

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                                    ADDENDUM
                                       TO
                          BREWERY LEASING CORP. (BLC)
                EQUIPMENT LEASES WITH RIVERSIDE BREWING COMPANY


Effective with the closing of the acquisition of Riverside Brewing Company by Beverage Works, Inc. (BWI), BLC agrees to make the following changes to the leases:


1. Reduce total amount of lease by $500,000, applying 25% to the reduction to the brewpub and 75% to brewery.

2.  Interest rate on the lease will be lowered to 10%.

3. Payment of terms shall remain the same through December 31, 1997, except for the reduction on the interest rate.

4. Effective January 1, 1998, the leases will be consolidated into one five year lease with a one dollar purchase option at the end of the lease.

5. The October 1995 through December 1995 deferred lease payments will be deducted from accounts payable and added back to the lease. The January 1996 through September 1996 deferred lease payments will be forgiven and removed from accounts payable in receipt of additional shares from Orange Empire Brewing Company.

6. BLC shall enter into a two year consulting agreement with BWI for brewery advisory services, with the possibility of earning up to 10,000 shares during the term of the agreement.